Exhibit 10.1

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (the “Agreement”) is made as of July 16, 2021, by and between ReShape Lifesciences Inc., previously known as Obalon Therapeutics, Inc., a Delaware corporation (the “Company”), and the investor signatory hereto (the “Investor”).

WHEREAS, the Investor is the holder of certain common stock purchase warrants (the “Warrants”) issued by the Company as set forth on the Investor’s signature page attached hereto;

WHEREAS, the Company consummated a Fundamental Transaction (as defined in the Warrants) on June 15, 2021 and, as a result thereof, pursuant to the terms and conditions of the Warrants, the Investor is entitled to a cash payment equal to the Black Scholes Value (as defined in the Warrants) of the Warrants (the "Black Scholes Payment");

WHEREAS, subject to the terms and conditions set forth in this Agreement and in reliance on Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), in lieu of the Black Scholes Payment, the Company desires to exchange with the Investor, and the Investor desires to exchange with the Company, all of the Warrants (such Warrants to be exchanged, the “Exchange Warrants) set forth on the signature page attached hereto for (i) the number of shares (the “New Common Shares”) of Common Stock (as defined below) determined by dividing (x) the Black Scholes Value of the Exchange Warrants set forth on the Investor’s signature page hereto by (y) $4.038, and (ii) warrants in the form attached as Exhibit A to this Agreement to purchase a number of shares of Common Stock set forth on the Investor's signature page attached hereto (the "New Warrants" and together with the New Common Shares, the "New Securities"); and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and the mutual agreements, representations and warranties, provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1.             Exchange. On the Closing Date (as defined below), subject to the terms and conditions of this Agreement, the Investor shall, and the Company shall, pursuant to Section 3(a)(9) of the Securities Act, exchange the Exchange Warrants for the New Securities (the "Exchange"). Subject to the conditions set forth herein, the exchange of the Exchange Warrants for the New Securities shall take place on July 19, 2021, or at such other time and place as the Company and the Investor mutually agree in writing (the “Closing” and the date of such Closing, the “Closing Date”). At the Closing, the following transactions shall occur:

1.1              On the Closing Date, in exchange for the Exchange Warrants, the Company shall deliver New Securities to the Investor or its designee in accordance with the Investor’s delivery instructions set forth on the Investor signature page hereto. Upon receipt of the New Securities in accordance with this Section 1.1, all of the Investor’s rights under the Exchange Warrants shall be extinguished. The Investor shall tender to the Company the Exchange Warrants no later than five (5) Trading Days (as defined below) following the Closing Date for cancellation.

1.2              On the Closing Date, the Investor shall be deemed for all corporate purposes to have become the holder of record of the New Securities, irrespective of the date such New Securities are delivered to the Investor in accordance herewith. The Exchange Warrants shall be deemed for all corporate purposes to have been cancelled upon receipt of the New Securities in accordance with Section 1.1 above.

As used herein, “Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

As used herein, “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

As used herein, “Trading Day” means any day on which the Common Stock is traded on the principal securities exchange or securities market on which the Common Stock is then traded.

1.3              The Company and the Investor shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange.

2.              Closing Conditions.

2.1              Conditions to Investor’s Obligations. The obligation of the Investor to consummate the Exchange is subject to the fulfillment, to the Investor’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(a)               Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on the date hereof and on and as of the Closing Date as if made on and as of such date.

(b)               Issuance of New Securities. On the Closing Date, the Company shall (i) cause the New Common Shares to be delivered via The Depository Trust Company Deposit or Withdrawal at Custodian ("DWAC") system for the accounts of the Investor and (ii) deliver the New Warrants to purchase the number of shares of Common Stock as set forth on the Investor's signature page attached hereto to the Investor or its designee, in each case, in accordance with the instructions set forth on the Investor's signature page attached hereto.

(c)              No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(d)             Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Investor, and the Investor shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

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2.2              Conditions to the Company’s Obligations. The obligation of the Company to consummate the Exchange is subject to the fulfillment, to the Company’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(a)             Representations and Warranties. The representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or, which shall be true and correct in all respects) on the date hereof and on and as of the Closing Date as if made on and as of such date.

(b)             No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(c)             Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and the Company shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.

3.              Representations and Warranties of the Company. The Company hereby represents and warrants to Investor that:

3.1              Organization and Qualification. The Company is an entity duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authorization to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means a material adverse effect on (i) the business, properties, financial condition, results of operations, or prospects of the Company or (ii) the authority or ability of the Company to perform its obligations under this Agreement and the New Warrants (collectively, the "Exchange Transaction Documents").

3.2              Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Exchange Transaction Document and to issue the New Common Shares and the New Warrants in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Exchange Transaction Document by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the New Common Shares and the New Warrants, have been duly authorized by the Company's Board of Directors and no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders. Each Exchange Transaction Document has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

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3.3              Issuance of Securities. The issuances of the New Common Shares and the New Warrants are duly authorized and, upon issuance in accordance with the terms of this Agreement, shall be validly issued and free from all taxes, liens and charges with respect to the issue thereof. The Company shall reserve for issuance upon exercise of the New Warrants no less than the maximum number shares of Common Stock issuable upon exercise of the New Warrants without giving effect to any limitation on exercise set forth therein (the "New Warrant Shares"). The New Common Shares and, upon exercise of the New Warrants in accordance with the terms thereof, the New Warrant Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The offer and issuance by the Company of New Common Shares and the New Warrants in conformity with this Agreement constitute transactions exempt from registration under the Securities Act pursuant to Section 3(a)(9) of the Securities Act. The Company shall take all actions, including, without limitation, the issuance by its legal counsel of any necessary legal opinions, necessary to issue the New Common Shares, the New Warrants and the New Warrant Shares without any restrictive legends without the need for any action by the Investor (except, solely with respect to the New Warrant Shares, if the New Warrants are exercised by paying the applicable Exercise Price (as defined in the New Warrants) in cash at a time that there is no effective registration statement under the Securities Act registering the issuance or resale of such New Warrant Shares).

3.4              No Conflicts. The execution, delivery and performance of this Agreement and the other Exchange Transaction Document by the Company and the consummation by the Company of the transactions contemplated hereby and thereby including, without limitation, the issuance of the New Common Shares and the New Warrants and reservation for issuance and issuance of the New Warrant Shares will not (i) result in a violation of the Certificate of Incorporation or Bylaws of the Company, any memorandum of association, certificate of incorporation, certificate of formation, any certificate of designations or other constituent documents of the Company or any of its subsidiaries, any capital stock of the Company or any of its subsidiaries or the articles of association or bylaws of the Company or any of its subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Trading Market (as defined in the New Warrants) and applicable laws of the State of Delaware and any other state laws) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected.

3.5              Consents. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by any of the Exchange Transaction Documents in accordance with the terms hereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and the Company and its subsidiaries are unaware of any facts or circumstances that might prevent the Company or any of its subsidiaries from obtaining or effecting any of the consent, registration, application or filings pursuant to the preceding sentence.

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3.6             Blue Sky. The Company shall make all filings and reports relating the transactions contemplated by the Exchange Transaction Documents required under applicable securities or "Blue Sky" laws of the states of the United States following the date hereof, if any.

3.7            Absence of Litigation. There are no legal or governmental investigations, actions, suits or proceedings pending or, to the Company's knowledge, threatened against or affecting the Company, its subsidiaries or any of its properties or to which the Company or its subsidiaries is or may be a party or to which any property of the Company is or may be the subject that, if determined adversely to the Company, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.8            Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable the Company's issuance of the New Common Shares, the New Warrants and the New Warrant Shares and the Investor's ownership of such securities from the provisions of any control share acquisition, interested stockholder, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation of the Company or the laws of the state of its incorporation which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the New Common Shares, the New Warrants and the New Warrant Shares and the Investor's ownership of such securities. The Company does not have any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

3.9            Compliance With Laws. In connection with the transaction contemplated by the Exchange Transaction Documents, the Company has not violated any law or any governmental regulation or requirement which violation has had or would reasonably be expected to have a Material Adverse Effect, and the Company has not received written notice of any such violation.

3.10        Affiliate Status of Investor. The Investor is not: (i) an officer or director of the Company, (ii) to the Company's knowledge, an "affiliate" of the Company (as defined in Rules 144 under the Securities' Act), and (iii) to the Company's knowledge, the "beneficial owner" of more than 10% of the Company's outstanding common stock (as that term is defined under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

3.11         No Commission Paid. Neither the Company nor any of its affiliates nor any Person acting on behalf of or for the benefit of any of the foregoing, has paid or given, or agreed to pay or give, directly or indirectly, any commission or other remuneration (within the meaning of Section 3(a)(9) of the Securities Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder) for soliciting the transactions contemplated by the Exchange Transaction Documents.

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3.12          Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

3.13          Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement and any other agreement substantially similar to this Agreement entered into by the Company and other holders of Warrants, the Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Investor will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Investor regarding the Company and its subsidiaries, their respective businesses and the transactions contemplated hereby, including but not limited to the disclosure set forth in the SEC Reports (as defined below), is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. As used herein, "SEC Reports" means all reports, schedules, forms, statements and other documents required to be filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, including all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein.

4.              Representations and Warranties of the Investor. The Investor hereby represents, warrants and covenants that:

4.1              Organization; Authorization; Enforcement. The Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with full right, corporate or partnership power and authority to enter into and consummate the transactions contemplated by this Agreement and otherwise carry out its obligations hereunder. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

4.2              No Conflicts. The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to perform its obligations hereunder.

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4.3              Title. The Investor is the beneficial owner and sole legal owner of, and has good and valid title to, the Exchange Warrants, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto other than encumbrances by one or more brokers of the Investor, which shall terminate upon the Closing, and encumbrances under federal or state securities laws ("Claims"). Except as set forth herein, the Investor has not, in whole or in part, (i) assigned, transferred, hypothecated, pledged or otherwise disposed of the Exchange Warrants or its rights in the Exchange Warrants, or (ii) given any Person any transfer order, power of attorney or other authority of any nature whatsoever with respect to the Exchange Warrants. Good and valid title to the Exchange Warrants, free and clear of any Claims, will pass to the Company upon consummation of the transaction contemplated hereby.

5.             Additional Covenants.

5.1              Disclosure of Transactions and Other Material Information. The Company shall file a current report on Form 8-K on or before 8:30 a.m., New York City time, on July 19, 2021, describing the terms of the transactions contemplated by the Exchange Transaction Documents, all in the form required by the Exchange Act and attaching the form of this Agreement and the form of the New Warrants (and all schedules and exhibits thereto not otherwise attached), as exhibits to such filing (including all attachments, the "8-K Filing"). As of immediately following the filing of the 8-K Filing with the Commission, the Investor shall not be in possession of any material, nonpublic information received from the Company, any of its subsidiaries or any of their respective officers, directors, employees, affiliates or agents, that is not disclosed in the 8-K Filing or in prior filings with the Commission. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, employees, affiliates or agents, on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate and be of no further force or effect. The Company understands and confirms that the Investor will rely on the foregoing in effecting transactions in securities of the Company. The Company shall not, and shall cause its officers, directors, employees, affiliates and agents, not to, provide the Investor with any material, nonpublic information regarding the Company or any of its subsidiaries from and after the date hereof without the express prior written consent of the Investor. To the extent that the Company, its subsidiaries or any of its or their respective officers, directors, employees, affiliates or agents delivers any material, non-public information to the Investor without the Investor's prior written consent, the Company hereby covenants and agrees that the Investor shall not have any duty of confidentiality to the Company, any of its subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to the Company, any of its subsidiaries or any of their respective officers, directors, employees, affiliates or agents not to trade on the basis of, such material, non-public information.

5.2              Most Favored Nations. The Company hereby represents and warrants as of the date hereof and covenants and agrees that if it elects to offer to other holders of Warrants it will make such offer on terms no more favorable to such other holders of Warrants than have been agreed to with the Investor in this Agreement and the other Exchange Transaction Documents.

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5.3              Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.4              Section 3(a)(9) Exchange. The parties acknowledge and agree that the Exchange is being completed in accordance with Section 3(a)(9) of the Securities Act and, given that the Exchange Warrants were originally issued in a registered offering, the New Securities issued in exchange therefor shall take on the registered characteristics of such Exchange Warrants.  The Company agrees not to take any position contrary to this Section 5.4.

6.              Miscellaneous.

6.1              Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.2              Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

6.3              Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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6.4            Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

6.5            Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon Investor and the Company, provided that no such amendment shall be binding on a holder that does not consent thereto to the extent such amendment treats such party differently than any party that does consent thereto.

6.6            Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s)..

6.7            Entire Agreement. This Agreement and the other Exchange Transaction Documents represent the entire agreement and understanding between the parties concerning the Exchange and the other matters described herein and therein and supersede and replaces any and all prior agreements and understandings solely with respect to the subject matter hereof and thereof.

6.8            Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes; provided that the New Warrants must be executed by the Company with an original “wet ink” signature.

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6.9            Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (d) references to “hereunder” or “herein” relate to this Agreement.

6.10          No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

6.11          Survival. The representations, warranties and covenants of the Company and the Investor contained herein shall survive the Closing and delivery of the New Securities.

6.12          Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

6.13          No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[SIGNATURES ON THE FOLLOWING PAGES]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

THE COMPANY

RESHAPE LIFESCIENCES INC.

By:
Name:	Barton P. Bandy
Title:	President and Chief Executive Officer

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR

Name of Investor:

Signature of Authorized Signatory of Investor:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

(1)	(2)	(3)	(4)	(5)
Number of Exchange Warrants	Black Scholes Value of Exchange Warrants	DWAC Instructions for Delivery of New Common Shares	Number of New Warrants	Instructions for Delivery of New Warrants

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